SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                 F O R M  8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   July 7, 2000
                                                 ------------------------------

                          Wireless Telecom Group, Inc.
-------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

            New Jersey                  1-11916                22-2582295
-------------------------------------------------------------------------------
 (State or Other Jurisdiction         (Commission)            (IRS Employer
       of Incorporation)              File Number)          Identification No.)



   East 64 Midland Ave., Paramus, N.J.                            07652
-------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                       (Zip Code)




Registrant's telephone number, including area code      (201) 261-8797
                                                   ----------------------------


                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On July 7, 2000, Wireless Telecom Group, Inc., a New Jersey Corporation ("Wireless"), and Boonton Electronics Corporation, a New Jersey Corporation ("Boonton"), closed on the merger under the Agreement and Plan of Reorganization, dated March 2, 2000, as amended on April 28, 2000, pursuant to which WTT Acquisition Corp., a New Jersey corporation and a wholly owned subsidiary of Wireless merged with and into Boonton. Boonton's shares will be converted into 0.79 shares of Wireless common stock, par value $.01 per share. The aggregate consideration paid by Wireless to the holders of Boonton common stock upon the consummation of the merger consisted of 1,927,470 shares of Wireless common stock, $.01 par value.

        A copy of the press release announcing the completion of the acquisition is attached as EXHIBIT 99.1 and is incorporated herein by reference.

Where You Can Find More Information

The merger between Wireless and Boonton is more fully described in the Form S-4 filed by Wireless and declared effective by the Commission on June 13, 2000 (registration no. 333-35980.)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of Businesses Acquired

The financial statements of Boonton required by this item are incorporated by reference to the "Index to Financial Statements" in the Form S-4 declared effective by the Commission on June 13, 2000 (registration no. 333-35980.)

        (b) Pro Forma Financial Information

The pro forma financial statements required by this item are incorporated by reference to the "Financial Information" in the Form S-4 declared effective by the Commission on June 13, 2000 (registration no. 333-35980.)



    Exhibit No.    Description
    -----------    -----------
    10.1           Agreement and Plan of Reorganization dated March 2, 2000
                  (without exhibits or schedules)*



        10.2 Amendment No. 1 to Agreement and Plan of Reorganization dated April 28, 2000 (without exhibits or schedules)**

        99.1 Press Release dated July 10, 2000 announcing the completion of the acquisition.

        -------------- *Filed as Exhibit 2.1 to Registration Statement
                        No. 333-35980 of the registrant dated June 13, 2000.

        -------------- **Filed as Exhibit 2.2 to Registration Statement
                       No. 333-35980 of the registrant dated June 13, 2000.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WIRELESS TELECOM GROUP, INC.

Date: July 18, 2000                          By: /s/ Edward Garcia
                                                -----------------------------
                                                 Edward Garcia
                                                 Chief Executive Officer



         Exhibit No.          Description
         ----------           -----------
         10.1                 Agreement and Plan of Reorganization dated
                              March 2, 2000 (without exhibits or schedules)*

         10.2                 Amendment No. 1 to Agreement and Plan of
                              Reorganization dated April 28, 2000 (without exhibits or schedules)**

         99.1 Press Release dated July 10, 2000 announcing the completion of the acquisition.

         --------------       *Filed as Exhibit 2.1 to Registration Statement
                              No. 333-35980 of the registrant dated
                              June 13, 2000.

         --------------       **Filed as Exhibit 2.2 to Registration Statement
                              No. 333-35980 of the registrant dated
                              June 13, 2000.

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